August 1, 2017

ULTIMUS MANAGERS TRUST

KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Supplement to the Prospectus dated March 27, 2017

This supplement updates certain information contained in the Prospectus of the Kempner Multi-Cap Deep Value Equity Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”). For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please contact the Fund at 1-800-665-9778.

Effective August 1, 2017, the Fund intends to declare and distribute income dividends quarterly, rather than monthly.

Therefore, this supplement updates certain information in the Prospectus of the Fund as set forth below:

The following change is made to the Prospectus in the section entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES”.

The following disclosure replaces, in its entirety, the first paragraph on page 21 of the Prospectus:

“The Fund intends to declare and distribute income dividends, if any, quarterly. In addition, the Fund will annually declare and distribute net capital gains, if any, in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.”

Investors Should Retain this Supplement for Future Reference